                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement             [_] CONFIDENTIAL, FOR USE OF THE
                                                COMMISSION ONLY (AS PERMITTED
                                                BY RULE 14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                            BCT INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                          --ENTER COMPANY NAME HERE--
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

    (5) Total fee paid:

        ------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        -----------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

    (3) Filing Party:

        -----------------------------------------------------------------------

    (4) Date Filed:

        -----------------------------------------------------------------------
Notes:

                             BCT INTERNATIONAL, INC.

                              3000 N.E. 30th Place
                       Fort Lauderdale, Florida 33306-1957

      Dear Stockholder:

            The 1998 Annual Meeting of Stockholders of BCT International, Inc. will be held at the Ritz Carlton, 4375 Admiralty Way, Marina Del Rey, California, on Wednesday, August 12, 1998, at 10:30 a.m. You are invited to attend the meeting to consider personally the business described in the accompanying notice of annual meeting and proxy statement.

            At the meeting there will be a current report on the activities of the Company. Stockholders will have an opportunity at that time to comment on or to inquire about the affairs of the Company that may be of interest to stockholders generally.

            It is important to ensure that your shares be represented at the meeting whether or not you plan personally to attend. We urge you to promptly complete, sign, date, and return the enclosed proxy in the enclosed envelope. If you attend the meeting, you may revoke your proxy and vote in person by giving notice to the Secretary in writing before the proxy is voted.

      Sincerely,

      /s/ Willaim A. Wilkerson

      WILLIAM A. WILKERSON
      Chairman of the Board

      June 30, 1998

                             BCT INTERNATIONAL, INC.

                              3000 N.E. 30th Place
                       Fort Lauderdale, Florida 33306-1957

                              NOTICE OF 1998 ANNUAL
                             MEETING OF STOCKHOLDERS
                             -----------------------

           NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Stockholders of BCT International, Inc., (the "Company") will be held at the Ritz Carlton, 4375 Admiralty Way, Marina Del Rey, California, on Wednesday, August 12, 1998, at 10:30 a.m. (local time) for the following purposes:

            A.  To elect directors.

            B.  To consider and vote on:

                (1) A proposal to approve the selection by the Board of Directors of the firm of PricewaterhouseCoopers LLP as independent auditors of the Company for the fiscal year ending February 28, 1999.
                (2) A proposal to amend the Company's 1995 Stock Option Plan, primarily to increase the number of shares for which options may be granted under the plan from 250,000 to 500,000.

            C. To transact such other business as may properly come before the meeting.

           Only stockholders of record at the close of business on June 15, 1998 are entitled to notice of and to vote at the annual meeting.

           The Company's Proxy Statement is submitted herewith. The Company's Annual Report for the fiscal year ended February 28, 1998 is enclosed.

                                       By Order of the Board of Directors

                                       MICHAEL R. HULL

                                       Secretary

           A proxy is enclosed with this Notice and Proxy Statement. Please COMPLETE, SIGN, DATE and promptly return your proxy in the enclosed envelope. This will assure a quorum and save further solicitation costs. If you attend the meeting, you may revoke your proxy and vote in person by giving notice to the Secretary in writing before the proxy is voted.

                             BCT INTERNATIONAL, INC.

                              3000 N.E. 30th Place
                       Fort Lauderdale, Florida 33306-1957
                            Telephone (954) 563-1224

                                   1998 ANNUAL
                             MEETING OF STOCKHOLDERS

                               -------------------
                                 PROXY STATEMENT
                               -------------------

                                 June 30, 1998


                               GENERAL INFORMATION

      Introduction

           The enclosed proxy, which is to be used only at the Annual Meeting of Stockholders of BCT International, Inc., (the "Company") to be held on August 12, 1998 and any and all adjournments thereof (the "Annual Meeting"), is solicited on behalf of the Board of Directors of the Company at the Company's expense. The purposes of the Annual Meeting are set forth in the accompanying Notice of 1998 Annual Meeting of Stockholders.

           The solicitation is being made by mail, but officers of the Company may solicit proxies personally, by telephone, fax or by telegram. The Company does not presently intend to pay compensation to anyone for the solicitation of proxies, except that it will reimburse brokers, custodians and other nominees and fiduciaries for the cost of transmitting the proxy material to stockholders.

           Any stockholder executing a proxy retains the right to revoke it by written notice to the Secretary of the Company at any time before it is voted.

           Only holders of record of issued and outstanding Common Stock, $.04 par value per share ("Common Stock"), of the Company at the close of business on June 15, 1998 are entitled to vote at the Annual Meeting. Each share is entitled to one vote. As of that date, the Company had outstanding 5,427,432 shares of Common Stock. The presence, in person or by proxy, of a majority of the issued and outstanding Common Stock of the Company will constitute a quorum for the transaction of business at the Annual Meeting.

           Shares represented by proxy in the form enclosed, duly executed and returned to the Company prior to or at the Annual Meeting and not revoked, will be voted. Where a specification is made by means of the ballot provided in the proxy, such proxy will be voted in accordance with such specification. Where no such specification is made, such proxy will be voted for the election of Directors and in favor of the proposals described herein and listed as Proposals 1 and 2 in the accompanying Notice of 1998 Annual Meeting of Stockholders.

           As of this date, the Board of Directors is not aware that any matter is to be presented for action at the Annual Meeting other than those referred to in the Notice of 1998 Annual Meeting of Stockholders, but the proxy form sent herewith, if executed and returned, gives discretionary authority with respect to any other matters that may come before the Annual Meeting.

           This proxy material, including the Notice of 1998 Annual Meeting of Stockholders, Proxy Statement, Proxy and Annual Report for the fiscal year ended February 28, 1998, was first mailed to stockholders on or about July 10, 1998.

      Security Ownership of Certain Beneficial Owners and Management

           The following table sets forth as of June 15, 1998, information with respect to the only persons known to the Company to be beneficial owners of more than 5% of the Company's outstanding stock (excluding treasury stock), as well as the beneficial ownership of all directors and officers of the Company individually and all directors and officers as a group. Based on the information available to the Company, except as set forth in the accompanying footnotes, each person has sole investment and voting power with respect to the shares of Common Stock indicated. At June 15, 1998, 5,427,432 shares of common stock were outstanding.

                                                 Number of Shares           Percent of
                                                   Beneficially             Outstanding
      Name                                           Owned (1)             Common Stock
      ----                                           ---------             ------------
      Certain Beneficial Owners:

      Steven N. Bronson                             635,320 (2)               11.23%
         Barber & Bronson, Inc.
         2101 West Commercial Blvd.
         Suite 1500
         Fort Lauderdale, FL 33309

      Officers and Directors:

      William A. Wilkerson                      1,356,557   (3)               23.56%
      Bill LeVine                                 697,532   (4)               12.68%
      Henry A. Johnson                            154,347   (5)                2.83%
      Thomas J. Cassady                            38,750   (6)                 .71%
      Alvin Katz                                   22,500   (7)                 .41%
      James H. Kaufenberg                          54,500   (8)                 .99%
      Peter Gaughn                                 53,500   (9)                 .98%
      Michael R. Hull                               5,500  (10)                 .10%
      All Officers and Directors                2,383,186  (11)               39.60%
      as a group (8 persons)
      ----------------------

      (1) This column sets forth shares of Common Stock which are deemed to be "beneficially owned" by the persons named in the table under Rule 13d-3 of the Securities and Exchange Commission ("SEC").

      (2)  Includes 228,750 shares covered by currently exercisable warrants.

      (3) Includes 331,250 shares covered by currently exercisable stock options.

      (4) Includes 73,750 shares covered by currently exercisable stock options.

      (5) Includes 31,250 shares covered by currently exercisable stock options.

      (6) Includes 22,500 shares covered by currently exercisable stock options.

      (7) Includes 22,500 shares covered by currently exercisable stock options.

      (8) Includes 52,500 shares covered by currently exercisable stock options.

      (9) Includes 52,500 shares covered by currently exercisable stock options.

      (10) Includes 5,000 shares covered by currently exercisable stock options.

      (11) Includes 591,250 shares covered by currently exercisable stock options.

      Availability of Form 10-K Report

           COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED FEBRUARY 28, 1998 (INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO), AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE, UPON WRITTEN REQUEST, TO ANY PERSON WHO ON JUNE 15, 1998, EITHER HELD COMMON STOCK OF THE COMPANY IN HIS OR HER NAME OR WAS THE BENEFICIAL OWNER OF SUCH STOCK HELD IN THE NAME OF ANOTHER PERSON. STOCKHOLDERS SHOULD SEND THEIR REQUESTS TO: BCT INTERNATIONAL, INC., 3000 N.E. 30th PLACE, 5TH FLOOR, FORT LAUDERDALE, FLORIDA 33306-1957, ATTENTION: CORPORATE SECRETARY. OWNERS OF STOCK HELD IN THE NAME OF ANOTHER PERSON MUST INCLUDE IN THEIR REQUESTS A REPRESENTATION THAT THEY WERE THE BENEFICIAL OWNERS OF COMMON STOCK OF THE COMPANY AS OF JUNE 15, 1998. THE COMPANY WILL FURNISH ANY EXHIBITS TO FORM 10-K TO EACH STOCKHOLDER REQUESTING THEM UPON PAYMENT OF A FEE OF $.30 PER PAGE TO COVER THEIR COST.

      Submission of Stockholder Proposals

           Any stockholder proposals for the 1999 Annual Meeting of Stockholders must be received by the Company no later than April 1, 1999, to be eligible for inclusion in the Company's proxy statement and accompanying proxy for such meeting.

                      ELECTION OF DIRECTORS OF THE COMPANY

           As provided for in Article Eight of its Certificate of Incorporation, the Company has a classified Board of Directors consisting of classes I, II, and III, with one class to be elected at each Annual Meeting of Stockholders. The current Directors of the Company by class are as follows:


              Class I                       Class II                      Class III
          (expires 2000)                 (expires 1999)                (expires 1998)
          --------------                 --------------                --------------

       William A. Wilkerson         Thomas J. Cassady               Henry A. Johnson
       Bill LeVine                  Alvin Katz                      Peter Gaughn
                                    James H. Kaufenberg



      Nominees for Election as Director of the Company

           Messrs. Henry Johnson and Peter Gaughn have been nominated by the Board of Directors for election as Class III Directors. If any nominee for director is unable or declines to serve for any reason not now foreseen, the discretionary authority provided in the proxy will be exercised to vote for a substitute. The nominees have consented to serving as directors.

           The following information is set forth below for the nominees: principal occupation during the past five or more years, the period of service as a director of the Company or its predecessor, other directorships and business affiliations (including public Company directorships), and age:

      Name                  Age       Position          Director Since
      ----                  ---       --------          --------------

      Henry A. Johnson      63        Director          February 1975
      Peter Gaughn          42        Director          April 1998

           Henry A. Johnson, founder of BCT, has been a Director of the Company since January 1986. From January 1986 until October 1988, he was Senior Vice President/Operations of the Company. In October 1988, he resigned his position with the Company and became Senior Vice President/Operations of the Company's Business Cards Tomorrow, Inc., subsidiary ("BCT"). In February 1989, he accepted the additional responsibilities of Executive Vice President of BCT. Previously, he was Senior Vice President/Operations for Business Cards Tomorrow, Inc. (a Florida Corporation), from January 1978. In March 1990, he retired from his position with BCT. Presently, Mr. Johnson is the owner and operator of Colorful Copies in Las Vegas, Nevada.

           Peter Gaughn became a Director of the Company in April 1998. He currently serves as President and Chief Executive Officer and Director of PIP Printing, a position he has held since February 1995. Previously, Mr. Gaughn was President and Chief Operating Officer of the Company from August 1989 to January 1995.

           The following information is set forth for directors of the Company who are not standing for election in 1998: principal occupations during the past five or more years, the period of service as a director of the Company or its predecessor, other directorships and business affiliations (including public Company directorships), and age:

      Name                     Age       Position            Director Since
      -----                    ---       --------            --------------

      William A. Wilkerson     56        Chairman of the     January 1978
                                         Board
      Bill LeVine              78        Director            May 1992

      Thomas J. Cassady        76        Director            April 1988

      Alvin Katz               68        Director            October 1996

      James H. Kaufenberg      56        Director            June 1997

           William Wilkerson has been Chairman of the Board and a Director of the Company since January 1986. In May 1988, he accepted the additional responsibility of Chief Executive Officer, a position he held until October 1997. He was President and Chief Executive Officer of Business Cards Tomorrow, Inc. (a Florida Corporation) from January 1978 to January 1982 and Chairman from January 1982 to January 1986.

           Bill LeVine became a Director of the Company in May 1992. Mr. LeVine is the pioneer of the quick printing industry. He founded Postal Instant Press (PIP Printing) in 1967 and served as its Chairman, Chief Executive Officer and President until January 1988. Since that time, he has focused on private investments. Since 1992, Mr. Levine has been a Director of Fast Frame, Inc., Los Angeles, California. Mr. LeVine has been a Director of Mellon First Business Bank in Los Angeles, California, since 1982, Rentrak Company, formerly National Video, Portland, Oregon, since 1987, and California Closets, Inc., San Francisco, California, since 1994.

           Thomas J. Cassady became a Director of the Company in April 1988 and has been a Director of Photo Control Company, Minneapolis, Minnesota, since February 1978. Mr. Cassady is a veteran of more than 30 years in the financial and securities field, having served as President and Chief Administrative Officer of Merrill, Lynch, Pierce, Fenner & Smith, Inc., until his retirement in 1978.

           Alvin Katz has been an adjunct professor of management at Florida Atlantic University, Boca Raton, Florida since 1980. His previous work experience includes 20 years with United Parcel Service, Inc. from 1957 to 1976, in various staff and operating assignments including Corporate Director of R&D and Operations Planning. Subsequently, he served as CEO of a privately owned conglomerate in the Metropolitan New York City area. He is a director of NASTECH Pharmaceutical Co., a leading provider of nasal delivery drugs; Blimpies International, Inc., a franchisor of submarine sandwich restaurants, and AMTECH Systems, Inc., a manufacturer of semiconductor capital equipment.

           Mr. Kaufenberg joined the Company as Chief Operating Officer and President of BCT in August 1996. In October 1997, Mr. Kaufenberg was appointed Chief Executive Officer. From 1989 until October 1995, Mr. Kaufenberg was President and Chief Executive Officer of Insty-Prints, Inc., Minneapolis, Minnesota, a franchisor of fast turnaround business printing locations. Prior to joining Insty-Prints, Mr. Kaufenberg spent 15 years in various general and financial management roles in the paper, computer and telecommunications industries.

      Executive Officers of the Company

           The following table sets forth the age, position and term of office (with the Company or its predecessor) of each executive officer of the
      Company:

                                                                  Executive
      Executive Officer          Age   Position                   Officer Since
      -----------------          ---   --------                   -------------
      William A. Wilkerson        56   Chairman of the Board      January 1978

      James H. Kaufenberg         56   Chief Executive Officer,   September 1996
                                       President and Director

      Michael R. Hull             44   Chief Financial Officer,   June 1996
                                       Treasurer and Secretary

           See information concerning Messrs. Wilkerson and Kaufenberg under "Election of Directors of the Company", above.

      Michael R. Hull joined the Company in May 1996 and became Vice President/Chief Financial Officer, Treasurer and Secretary effective beginning May 31, 1996. Mr. Hull is a certified public accountant and a member of the Florida Institute of Certified Public Accountants and the American Institute of Certified Public Accountants and has worked in public accounting since 1985. Prior to joining BCT, Mr. Hull served as an audit senior manager with the public accounting firm of Price Waterhouse LLP for three years.

      Committees of the Board of Directors of the Company

           On January 10, 1986 the Board of Directors established an Audit Committee, which as of April 1998 consists of Messrs. LeVine (Chairman), Cassady and Gaughn to monitor the financial controls and reporting of the Company.

           On January 10, 1986 the Board of Directors also established a Compensation Committee, which as of April 1998 consists of Messrs. LeVine (Chairman), Wilkerson and Gaughn. This Committee has the responsibility to review and make recommendations to the Board of Directors regarding executive compensation, except stock option matters.

           There were two meetings of these committees during the fiscal year ended February 28, 1998.

           In April 1998, the Board of Directors established a Stock Option Committee consisting of Messrs. LeVine (Chairman) and Gaughn. This committee has the responsibility to review and make recommendations to the Board of Directors regarding stock options.

           The Company has no Nominating Committee.

      Meetings of the Board of Directors of the Company

           During the Company's fiscal year ended February 28, 1998, four meetings of the Board of Directors and each Committee of the Board were held.

                      BOARD COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

           The Compensation Committee of the Board of Directors, a majority of which is currently comprised of non-employee directors, has overall responsibility to review and recommend broad-based compensation plans for executive officers of the Company and its BCT subsidiary to the Board of Directors. Set forth below is the report submitted by Mr. LeVine in his capacity as the sole remaining member of the Board's Compensation Committee following the death of Mr. Raymond J. Kiernan in March 1998, addressing the Company's compensation policies for fiscal 1998 as they affected Mr. William A. Wilkerson, Chairman of the Board and Chief Executive Officer until October 1997, and Mr. James H. Kaufenberg, President and Chief Executive Officer since October 1997.

      Compensation Policies For Executive Officers

           The executive compensation program is based on a philosophy which aligns compensation with business strategy, Company values and management initiatives. The principles underlying this compensation philosophy are: the linkage of executive compensation to the enhancement of shareholder value; maintenance of a compensation program that will attract, motivate and retain key executives critical to the long-term success of the Company; creation of a performance oriented environment by rewarding performance leading to the attainment of the Company's goals; evaluation of competitiveness of salary and equity incentive opportunities; and determination of the adequacy and propriety of the annual bonus plan, including structure and performance measures.

      Relationship of Performance Under Compensation Plans

           Compensation paid Mr. Wilkerson in fiscal 1998, as reflected in the following Tables, consisted of base salary, a cash bonus of $50,000, and an award of options to purchase 70,000 shares of the Company's common stock, at $2.88 per share (the market price on the date of grant). The Compensation Committee awarded a bonus of $150,000 to Mr. Kaufenberg in fiscal 1998. The option award and bonus were in accordance with the Company's compensation policies for executive officers.

           The Company's executive compensation policies are oriented toward utilization of objective performance criteria. The principal measures of performance that are utilized by the Compensation Committee are targeted versus actual operating budget and income growth. Subjective performance criteria are utilized to only a limited degree.

      Annual Bonus Arrangements

           The Company's annual bonuses to its executive officers, as indicated on the previous page, are based on both objective and subjective performance criteria. Objective criteria include actual versus target annual operating budget performance and actual versus target annual income growth. Target annual income growth and target annual operating budgets utilized for purposes of evaluating annual bonuses are based on business plans which have been approved by the Board of Directors. Subjective performance criteria encompass evaluation of each officer's initiative and contribution to overall corporate performance, the officer's managerial ability, and the officer's performance in any special projects that the officer may have undertaken. Performance under the subjective criteria was determined at the end of fiscal 1998 after informal discussions with other members of the Board.

      Mr. Wilkerson's Fiscal 1998 Compensation

           During fiscal 1993, the Compensation Committee approved a seven year employment contract for Mr. Wilkerson for fiscal years beginning in fiscal 1994. All of Mr. Wilkerson's fiscal 1998 compensation was paid pursuant to this contract. In June 1997, Mr. Wilkerson's contract was extended for an additional three year term. The agreement calls for minimum annual remaining salary amounts of $300,000 during the employment term.

           In the event that Mr. Wilkerson is substantially incapacitated during the term of his employment for a period of 90 days in the aggregate during any twelve month period, the Company has the right to terminate his employment. Under such termination, Mr. Wilkerson will receive one-half of his salary in effect on the date of termination for the remaining term of the agreement. Additionally, in the event of Mr. Wilkerson's death during his employment, his designated beneficiary or his estate shall be paid one-half of his salary in effect on the date of his death for the remaining term of the agreement.

           Mr. Wilkerson's fiscal 1998 and 1999 salary was kept at $300,000, which is the minimum level prescribed for those years in his employment contract.

      Mr. Kaufenberg's Fiscal 1998 Compensation

           During fiscal 1997, the Committee approved the terms of Mr. Kaufenberg's employment. Under the terms of his employment, if Mr. Kaufenberg is terminated for any reason, he is entitled to receive six months of severance pay. Mr. Kaufenberg's compensation in fiscal 1998 consisted of a base salary plus a bonus arrangement based upon the achievement of certain levels of profitability by the Company.

                SUBMITTED BY THE COMPENSATION COMMITTEE OF THE
                         COMPANY'S BOARD OF DIRECTORS:

                                  BILL LEVINE

      Executive Compensation and Transactions
           (a) Compensation Tables

           The following tables set forth the compensation received for services in all capacities to the Company during its fiscal years ended February 28, 1998 and 1997 and February 29, 1996, by the three executive officers of the Company as to whom the total salary and bonus in the most recent year exceeded $100,000.


                                                      BCT International, Inc.
                                                    Summary Compensation Table
                                                 Fiscal Years 1998, 1997 and 1996
                                                           000's omitted
                                                           -------------
                                                                                                              Long-Term
                                            Annual Compensation                                           Compensation Awards
------------------------------------------------------------------------------------------------------------------------------
                                                                                   Form of Payment
                                           Fiscal                                  ---------------
Name                Position                Year      Salary      Bonus            Cash     Shares               Options
----                --------                ----      ------      -----            ----     ------               -------
                                            1998      $294 (1)    $50               $344       ---               70 (5)
W. Wilkerson        Chairman of             1997      $312 (1)      ---             $312       ---               50 (2)
                    the Board               1996      $287 (1)    $10               $297       ---                ---

J.H. Kaufenberg     Chief Executive         1998      $150 (6)    $150              $300       ---                ---
                    Officer and             1997      $120 (3)    $10               $130       ---               200 (4)
                    President

M.R. Hull           Chief Financial         1998      $88         $31               $119       ---                ---
                    Officer, Secretary      1997      $68         ---                $68       ---               15 (7)
                    and Treasurer

      (1)  Includes a $12 car allowance.

      (2)  Options granted in fiscal 1997, all of which vested immediately.

      (3)  Includes $50,000 nonaccountable moving allowance.

      (4) Options granted in Fiscal 1997, were 200 which vest in equal annual installments over a four year period ending fiscal 2001.

      (5)  Options granted in fiscal 1998, all of which vested immediately.

      (6)  Salary includes a $10 car allowance.

      (7) Options granted in fiscal 1997, which vest in equal installments over a three year period ending in fiscal 2000. BCT International, Inc.

                            BCT International, Inc.
                    Aggregated Option Exercises and Year-End
                          Option Values for Fiscal 1998

                                  000's omitted
                                  -------------

                                                                                          Number of               Value of
                                                                                         Unexercised            In-The-Money
                                                                                         Options at              Options at
                                                      Shares                             2/28/98 (#)             2/28/98 ($)
                                                    Acquired on        Value            Exercisable/            Exercisable/
      Name               Position                   Exercise #     Realized ($)         Unexercisable           Unexercisable
      -----------------------------------------------------------------------------------------------------------------------
      W. Wilkerson       Chairman of
                         the Board                      25              $37                329 / 0                $11 / $0


      J.H. Kaufenberg    Chief Executive
                         Officer and President          ---            $ ---              50 / 150                 $0 / $0

      M.R. Hull          Chief Financial Officer,       ---            $ ---               5 / 10                  $0 / $0
                         Secretary and Treasurer



                             BCT International, Inc.
                        Executive Management Compensation
                          Option Grants in Fiscal 1998
                                  000's omitted
                                  -------------



                                                                                                                  Potential
                                                               % of                                            Realizable Value
                                                               Total                                              at Assumed
                                                              Options                                           Annual Rates of
                                                              Granted                                             Stock Price
                                            Options             to           Exercise       Expiration           Appreciation
      Name             Position             Granted          Employees         Price           Date             for Option Term
      -------------------------------------------------------------------------------------------------------------------------
                                                                                                                5% ($)    10% ($)
      W. Wilkerson     Chairman of
                       the Board              70                74%            $2.88         08/10/07          $127    /   $321

           (b) Other Compensation Arrangements

           Outside directors of the Company receive director's fees of $750 per month plus $750 for each Board of Directors meeting attended and $500 for each telephonic meeting and committee meeting attended.

           (c) Performance Graph

           The following graph compares the yearly percentage change during the Company's past five fiscal years in the cumulative total shareholder return on the Company's Common Stock with the cumulative total shareholder return during the same period for (i) the NASDAQ Stock Market (U.S. Companies) and (ii) a peer group index of NASDAQ stocks of companies in the Company's industry (the printing and graphic arts industry). The graph was prepared by the University of Chicago Graduate School of Business Center for Research in Security Prices. The cumulative total return in each case was calculated by dividing: (i) the sum of (A) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (B) the difference between the share price at the end and the beginning of the measurement period; by (ii) the share price at the beginning of the measurement period. Raw data forming the basis for the graph, together with a list of the companies comprising the peer group index, is also included.

                Comparison of Five Year-Cumulative Total Returns
                              Performance Graph for
                             BCT INTERNATIONAL, INC.

      Prepared by the Center for Research in Security Prices
      Produced on 06/09/98 including data to 02/27/98




                        [GRAPH AND LEGEND APPEARS HERE]

           (d) Compliance with Section 16(a) of the Exchange Act

           The Company has reviewed the Forms 3 and 4 and amendments thereto furnished to it pursuant to SEC Rule 16a-3(e) during its most recent fiscal year and Form 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year. Based solely on such review and the representations of each director and executive officer, the Company is aware of one instance involving a late filing of a required form by a person who, at any time during the fiscal year, was a director, executive officer or beneficial owner of more than 10% of the Company's Common Stock and failed to file on a timely basis, as disclosed in the above-described Forms, reports required by the Securities Exchange Act of 1934 during the most recent fiscal year. A Form 4 relating to the exercise of options to purchase common stock by the Chairman of the Company was received by the Securities and Exchange Commission one day after the filing deadline.

           (e) Certain Relationships and Related Transactions

           In February 1996, a company of which Mr. Wilkerson, the Chairman of the Board, is a 50% shareholder, purchased the Honolulu, Hawaii, Company Franchise for a total purchase price of $400,000 plus accounts receivable and inventory. The purchase price is payable pursuant to a $325,000 promissory note, representing an assumption of the prior franchisee's debt to the Company, and a $108,000 promissory note representing the value of the inventory and accounts receivable acquired. The $325,000 note bears interest at 8% per year and requires equal monthly payments of principal and interest for 10 years based on a 15-year amortization, with a balloon payment due at the end of 10 years. The $108,000 note bears interest at 8% per year and is payable in five years pursuant to equal monthly payments of principal and interest. These notes are secured by pledges of substantially all of the assets of the Hawaii Franchise, as well as the personal guarantees of the shareholders.

           The Hawaii Franchise is 23 months behind on payments under the $325,000 note and 23 months behind on payments under the $108,000 note. Further, the Hawaii Franchise's debt to the Company for paper purchases and royalties totalling $198,000 is more than 90 days past due as of June 15, 1998. In April 1998, the Company advanced $102,000 to the other 50% shareholder who is an owner of another BCT Franchise to fund a buyout by the manager of the Hawaii Franchise. In June 1998, the Company advanced $65,000 to Mr. Wilkerson. The proposed buyout transaction has not been concluded.

           The Company has thus far elected not to exercise its contractual rights to declare a default, accelerate the Hawaii Franchise's indebtedness and foreclose its security interest in the Franchise's assets. This election has been made in accordance with the Company's policy of working closely with troubled franchisees in an attempt to restore their financial and operating health and of taking legal action to collect debts and repossess assets only when the troubled Franchise appears unable to be successfully turned around. In the case of the Hawaii Franchise, which was in very poor financial and operating condition when acquired by Mr. Wilkerson's company, the

      Company believes that the operating performance of the Franchise has improved significantly in recent months and that, by continuing its current posture, the Company will maximize the probability of collecting the indebtedness and of making the Hawaii Franchise a successful Franchise contributing to the Company's long-term profitability.

             (f) Compensation Committee Interlocks and
                 Insider Participation

           Messrs. LeVine and Gaughn are currently members of the Board's Compensation Committee.

      Proposal 1

                    APPROVE SELECTION OF INDEPENDENT AUDITORS

           The Board of Directors has selected PricewaterhouseCoopers LLP as the independent auditors for the Company for the fiscal year ending February 28, 1999. This selection is submitted for approval by stockholders at the Annual Meeting.

           The affirmative vote of the holders of a majority of the shares voted is required for the approval of the foregoing proposal. The holders of the enclosed proxy will vote to ratify the action of the Board of Directors, unless otherwise directed.

          The Board of Directors recommends a vote FOR this Proposal 1.

      Proposal 2

                     AMENDMENT TO THE 1995 STOCK OPTION PLAN

           General. The Company established the BCT International Inc. 1995 Stock Option Plan (the "Plan") to enable executive officers, other key employees, and directors of the Company to participate in the ownership of the Company. The Plan is designed to attract and retain executive officers, other key employees, and directors of the Company and to provide incentives to such persons to maximize the Company's performance. The Plan provides for the award to executive officers, other key employees, and directors of the Company of non-qualified stock options and incentive stock options. Options granted under the Plan provide participants with rights to acquire shares of Common Stock at fixed prices for fixed terms.

           The Company's officers, directors and employees currently hold non-qualified options, issued outside of the Plan, to purchase 612,861 shares of Common Stock. Of these options, 366,750 were issued prior to the September 1, 1995, effective date of the Plan. These options are exercisable at prices ranging from $1.25 to $5.00 per share and expire between 1999 and 2008.

           Under the Plan, not more than 250,000 shares of Common Stock and, subject to stockholder approval of this Proposal 2, not more than 500,000 shares of Common Stock, are authorized for issuance upon exercise of non-qualified stock options and incentive stock options. Furthermore, the value of the shares subject to one or more incentive stock options first exercisable by any grantee in any calendar year may not exceed $100,000 (determined at the date of grant).

           The Compensation Committee of the Company's Board of Directors serves as the Stock Option Committee under the Plan. As such, the Compensation Committee, which consists of outside directors only, administers the Plan. Under the Plan, the Stock Option Committee is authorized to select from among the eligible participants those individuals to whom options are to be granted, to determine the number of shares to be subject thereto, to determine the exercise price and other terms and conditions thereof, and to make all other determinations and take all other actions necessary or advisable for the administration of the Plan. The Stock Option Committee is also authorized to construe and interpret the Plan and to promulgate, amend and rescind rules and regulations relating to its administration. Subject to stockholder approval of this Proposal 2, the Board of Directors will administer the Plan with respect to options granted to members of the Stock Option Committee.

           Options under the Plan may be granted to officers, employees or directors (other than members of the Stock Option Committee while serving on the Stock Option Committee) of the Company or its subsidiaries, and, subject to stockholder approval of this Proposal 2, options under the Plan may be granted to officers, employees or directors (regardless of whether they are serving as members of the Stock Option Committee) of the Company or its subsidiaries.

           Incentive stock options are designed to comply with certain provisions of the Internal Revenue Code of 1986, as amended (the "Code"), providing for preferential tax treatment and will be subject to restrictions contained in the Code, including the requirement that the exercise price of such options be equal to at least 100% of fair market value of Common Stock on the grant date and a 10-year restriction on the term of such options, but may be subsequently modified to disqualify them from treatment as an incentive stock option.

           Non-qualified stock options provide for the right to purchase Common Stock at a specified price which, under the Plan, may not be less than fair market value on the date of grant. These options are not designed to qualify for preferential tax treatment.

           Under the Plan, no option may be exercisable more than 10 years after the date of grant. In the case of an incentive stock option granted to an employee owning more than 10% of the Common Stock, the maximum option term is five years.

                    SECURITIES LAWS AND FEDERAL INCOME TAXES

           Securities Laws. The Plan is intended to conform to the extent necessary with all provisions of the Securities Act of 1933 and the Securities and Exchange Act of 1934 and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. The Plan will be administered, and options will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations.

           General Federal Tax Consequences. Under current federal laws, in general, recipients of non-qualified stock options under the Plan are taxable under Section 83 of the Code upon their receipt of Common Stock with respect to such options, and the Company will be entitled to an income tax deduction with respect to the amounts taxable to such recipients. Under Sections 421 and 422 of the Code, recipients of incentive stock options are generally not taxable on their receipt of Common Stock upon the exercise of incentive stock options if the incentive stock options and option stock are held for certain minimum holding periods and, in such event, the Company is not entitled to income tax deductions with respect to such exercises.

                     AMENDMENT TO THE 1995 STOCK OPTION PLAN

           As of April 24, 1998, the Board of Directors adopted and approved, subject to stockholder approval, the amendment to the Plan to expand the class of persons eligible to receive stock options thereunder and to increase the number of shares of Common Stock reserved for issuance thereunder from 250,000 shares to 500,000 shares. A copy of the Amended and Restated 1995 Stock Option Plan is set forth as Exhibit 1 to this Proxy Statement. The Company's stockholders are asked to approve the adoption of this amendment to the Plan at the 1998 Annual Meeting.

           Under the Plan as in effect prior to adoption of the amendment, any officer or other employee of the Company (or its subsidiaries), or any director of the Company (or its subsidiaries) other than a member of the Stock Option Committee while serving on the Stock Option Committee is eligible to receive options. The Company's Board of Directors believes that, in order to continue to retain, motivate, and attract directors essential to the continued success of the Company, it is necessary to make all of its directors eligible to receive options under the Plan, irrespective of whether they are serving on the Stock Option Committee. The Board of Directors believes that expanding such eligibility to all directors will eliminate any disincentive to serving on the Stock Option Committee, a committee which performs the important function of administering the Plan. With respect to options granted to members of the Stock Option Committee, the Board of Directors, rather than the Stock Option Committee, will administer the Plan.

           Under the Plan as in effect prior to adoption of the amendment, the aggregate number of shares of Common Stock that may be issued upon the exercise of options granted thereunder cannot exceed 250,000 shares of

      Common Stock. Due to the Company's need to attract, retain and reward its key employees and directors, the number of shares issuable pursuant to options granted under the Plan has reached the 250,000 share limit. The Company's Board of Directors believes that, in order to continue to retain, motivate, and attract key personnel essential to the continued success of the Company, it is necessary to maintain its current practice of providing meaningful incentive awards such as stock options. The Board of Directors believes that stock options have played a critical role in enabling the Company to create a motivated management team and to build a growing, highly competitive business. The Board of Directors also believes that the Plan has helped to stimulate a deeper commitment to the Company, minimize management turnover and reward improvement in financial performance.

           The Board of Directors believes that this amendment to the Plan will promote the interests of the Company and its stockholders by strengthening the Company's ability to attract, motivate and retain employees and directors and by providing a means to encourage stock ownership and proprietary interest in the Company to valued employees and directors upon whose judgment, initiative, and efforts the continued financial success and growth of the business of the Company largely depend.

                                  VOTE REQUIRED

          The Board of Directors recommends a vote FOR this Proposal 2.

                              ---------------------


           Please complete, date, sign and return the enclosed proxy at your earliest convenience.

                                                    BCT INTERNATIONAL, INC.

                                                                      Exhibit 1

                              AMENDED AND RESTATED
                             1995 STOCK OPTION PLAN
                                       FOR
                            BCT INTERNATIONAL, INC.

      1. Purpose. The purpose of this Plan is to advance the interests of BCT INTERNATIONAL, INC., a Delaware corporation (the "Company"), and its Subsidiaries by providing an additional incentive to attract and retain qualified and competent persons who provide management and other key services and upon whose efforts and judgment the success of the Company and its Subsidiaries is largely dependent, through the encouragement of stock ownership in the Company by such persons.

      2. Definitions. As used herein, the following terms shall have the meanings indicated:

           (a) "Board" shall mean the Board of Directors of the Company.

           (b) "Committee" shall mean the stock option committee appointed by the Board pursuant to Section 12 hereof or, if not appointed, the Board.

           (c) "Common Stock" shall mean the common stock, par value $.04 per share, of the Company.

           (d) "Director" shall mean a member of the Board.

           (e) "Employee" and "employment" shall, except where the context otherwise requires, mean or refer to a Director and his Directorship as well as to a regular employee and his employment.

           (f) "Fair Market Value" of a Share on any date of reference shall be the Closing Price of the Common Stock on such date, unless the Committee in its sole discretion shall determine otherwise in a fair and uniform manner. For this purpose, the Closing Price of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if Common Stock is quoted on the Nasdaq SmallCap Market, or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing bid and asked quotations for such day of Common Stock on such system, or (iii) if neither clause (i) nor
               (ii) is applicable, the mean between the closing bid and asked quotations for Common Stock as reported by the National Quotation Bureau, Incorporated, if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least 5 of the 10 preceding business days.

           (g) "Grantee" shall mean a person to whom a stock option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

           (h) "Incentive Stock Option" means an option to purchase shares of Common Stock which is intended to qualify as an incentive stock option as defined in Section 422 of the Internal Revenue Code.

           (i) "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

           (j) "Key Employee" means any person, including officers and Directors, in the regular full-time employment of the Company or any Subsidiary who, in the opinion of the Committee, is or is expected to be primarily responsible for the management, growth or protection of some part or all of the business of the Company or a Subsidiary.

           (k) Non-Employee Director shall have the meaning given to that term in Rule 16b-3(3)(i) promulgated under the Securities Exchange Act of 1934, as amended.

           (l) "Non-qualified Stock Option" means an option to purchase shares of Common Stock which is intended not to qualify as an Incentive stock option as defined in Section 422 of the Internal Revenue Code.

           (m) "Option" (when capitalized) shall mean any option granted under this Plan.

           (n) "Plan" shall mean this 1995 Stock Option Plan for BCT INTERNATIONAL, INC.

           (o) "Share(s)" shall mean a share or shares of the Common Stock.

           (p) "Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      3. Shares and Options. The Company may grant to Grantees from time to time Options to purchase an aggregate of up to 500,000 Shares from Shares held in the Company's treasury or from authorized and unissued Shares. Of this amount, all or any may be optioned as Incentive Stock Options, as Non-qualified Stock Options, or any combination thereof. If any Option granted under this Plan shall terminate, expire, or be cancelled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares.

      4. Conditions for Grant of Options.

           (a) Each Option shall be evidenced by an Option agreement that may contain any terms deemed necessary or desirable by the Committee, including, but not limited to, a requirement that the Grantee agree that, for a specified period after termination of his employment, he will not enter into any employment with, or participate directly or indirectly in, any entity which is directly or indirectly competitive with the Company, provided such terms are not inconsistent with this Plan or any applicable law. Grantees shall be selected by the Committee in its discretion and shall be Key Employees and Directors who are not employees; provided, however, that Directors who are not employees shall not be eligible to receive Incentive Stock Options.

           (b) In granting Options, the Committee shall take into consideration the contribution the person has made to the success of the Company or its Subsidiaries and such other factors as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company and its Subsidiaries with regard to these matters. The Committee may from time to time in granting Options under the Plan prescribe such other terms and conditions concerning such Options as it deems appropriate, including, without limitation, (i) prescribing the date or dates on which the Option becomes exercisable, (ii) providing that the Option rights accrue or become exercisable in installments over a period of years, or upon the attainment of stated goals or both, or (iii) relating an Option to the continued employment of the Grantee for a specified period of time, provided that such terms and conditions are not more favorable to the Grantee than those expressly permitted herein.

           (c) The Options granted to Grantees under this Plan shall be in addition to regular salaries, Directors' fees, pension, life insurance or other benefits related to their employment or Directorships with the Company or its Subsidiaries. Neither the Plan nor any Option granted under the Plan shall confer upon any person any right to employment or Directorship or continuation of employment or Directorship by the Company or its Subsidiaries.

           (d) The Committee in its sole discretion shall determine in each case whether periods of military or government service shall constitute a continuation of employment for the purposes of this Plan or any Option.

           (e) Only Key Employees may be granted Incentive Stock Options under this Plan.

           (f) No employee may be granted any Incentive Stock Option pursuant to this Plan to the extent that the aggregate fair market value

               (determined at the time the Option is granted) of the Shares with respect to which Incentive Stock Options granted to the employee under the terms of this Plan are exercisable for the first time by the employee during any calendar year exceeds $100,000.

           (g) Option agreements with respect to Incentive Stock Options shall contain such terms and conditions as are necessary to qualify such Options under Section 422 of the Internal Revenue Code, as such section may be amended from time to time.

      5. Option Price. The option price per Share of any Option shall be any price determined by the Committee; provided, however, that in no event shall the option price per Share of any Option be less than (i) 100% or
      (ii) in the case of Incentive Stock Options to be granted to an individual who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, 110%, of the Fair Market Value of the Shares underlying such Option on the date such Option is granted.

      6. Exercise of Options. An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made, and (iii) arrangements that are satisfactory to the Committee in its sole discretion have been made for the Grantee's payment to the Company of the amount, if any, that is necessary for the Company or Subsidiary employing the Grantee to withhold in accordance with applicable Federal or state tax withholding requirements. Unless further limited by the Committee in any Option agreement, the option price of any Shares purchased shall be paid in cash, by certified or official bank check, by money order, by the Grantee's promissory note, with Shares or by a combination of the above; provided further, however, that the Committee in its sole discretion may accept a personal check in full or partial payment of any Shares. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value on the business day immediately preceding the date the Option is exercised. The Company in its sole discretion may, on an individual basis or pursuant to a general program established in connection with this Plan, lend money to a Grantee, guarantee a loan to a Grantee, or otherwise assist a Grantee to obtain the cash necessary to exercise all or a portion of an Option granted hereunder or to pay any tax liability of the Grantee attributable to such exercise. If the exercise price is paid in whole or part with the Grantee's promissory note, such note shall (w) provide for full recourse to the maker, (x) be collateralized by the pledge of the Shares that the Grantee purchases upon exercise of such Option, (y) bear interest at the prime rate of the Company's principal lender and (z) contain such other terms as the Committee in its sole discretion shall reasonably require. No Grantee or permitted transferee(s) thereof shall be deemed to be a holder of any Shares subject to an Option unless and until exercise has been completed pursuant to clauses (i-iii) above. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date of exercise, except as expressly provided in Section 9 hereof.

      7. Exercisability of Options. Any Option shall become exercisable in such amounts, at such intervals and upon such terms as the Committee shall provide in the corresponding Option agreement, except as otherwise provided in this Section 7.

           (a) The expiration date of an Option shall be determined by the Committee at the time of grant, but in no event shall an Option be exercisable after the expiration of (i) 10 years from the date of grant of the Option or (ii) in the case of an Incentive Stock Option granted to an individual who owns stock possessing more than 10% of the total combined voting power of all classes of voting stock of the Company, five years from the date of the grant of the Option.

           (b) Except to the extent otherwise provided in any Option agreement, each outstanding Option shall become immediately fully exercisable

                (i) if there occurs any transaction (which shall include a series of transactions occurring within 60 days or occurring pursuant to a plan) that has the result that stockholders of the Company immediately before such transaction cease to own at least 51% percent of the voting stock of the Company or of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction;

                (ii) if, during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the Board in existence immediately preceding the two year period shall have nominated the new Directors whose Directorships have created the altered Board composition; or

                (iii) if the stockholders of the Company shall approve a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or

                (iv) if the stockholders of the Company shall approve a plan for the sale, lease, exchange or other disposition of all or substantially all of the property and assets of the Company (unless such approved plan is subsequently abandoned).

           (c) The Committee may in its sole discretion accelerate the date on which any Option may be exercised.

      8.   Termination of Option Period.

           (a) The unexercised portion of any Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

                (i) three months after the date on which the Grantee's employment is terminated for any reason other than by reason of (A) Cause (which, for purposes of this Plan, shall mean the termination of the Grantee's employment by reason of the Grantee's willful misconduct or gross negligence), (B) a mental or physical disability as determined by a medical doctor satisfactory to the Committee, or (C) death; provided, however, that the three-month period may be extended by the Committee in its discretion to up to 18 months with respect to Non-qualified Stock Options;

                (ii) immediately upon the termination of the Grantee's employment for Cause;

                (iii) six months after the date on which the Grantee's employment is terminated by reason of a mental or physical disability as determined by a medical doctor satisfactory to the Committee;

                (iv) (A) twelve months after the date of termination of the Grantee's employment by reason of death of the Grantee, or (B) three months after the date on which the Grantee shall die if such death shall occur during the six-month period specified in Subsection 8(a)(iii) hereof.

           (b) The Committee in its sole discretion may by giving written notice ("cancellation notice") cancel, effective upon the date of the consummation of any corporate transaction described in Subsections 7(b)(iii) or (iv) hereof, any Option that remains unexercised on such date. Such cancellation notice shall be given a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after stockholder approval of such corporate transaction.

       9.  Adjustment of Shares.

           (a) If, at any time while the Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event:

                (i) appropriate adjustment shall be made in the maximum number of Shares available for grant under the Plan, so that the same percentage of the Company's issued and outstanding Shares shall continue to be subject to being so optioned; and

                (ii) appropriate adjustment shall be made in the number of
                     Shares and the option price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate option price.

           (b) Subject to the specific terms of any Option agreement, the Committee may change the terms of Options outstanding under this Plan with respect to the option price or the number of Shares subject to the Options, or both, when, in the Committee's sole discretion, such adjustments become appropriate by reason of a corporate transaction described in Subsections 7(b)(iii) or (iv) hereof.

           (c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of or option price of Shares then subject to outstanding Options granted under the Plan.

           (d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issuance by the Company of debt securities or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or
               (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

      10. TRANSFERABILITY OF OPTIONS. No Option shall be transferable by the Grantee otherwise than by will or the laws of descent and distribution or, in the case of Non-qualified Stock Options, pursuant to a qualified domestic relations order as defined by the Internal Revenue Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, nor shall any Option be subject to levy or execution or disposition under the Bankruptcy Code of 1978, as amended, or any other state or federal law granting relief to creditors, whether now or hereafter in effect.

      11. ISSUANCE OF SHARES. As a condition of any sale or issuance of Shares upon exercise of any Option, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to ensure compliance with any applicable federal or state securities law or regulation including, but not limited to, the following:

                (i) a representation and warranty by the Grantee to the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

                (ii) a representation, warranty and/or agreement to be bound by any legends that are, in the opinion of the Committee, necessary or appropriate to comply with the provisions of any securities law deemed by the Committee to be applicable to the issuance of the Shares and are endorsed upon the Share certificates.

      12. ADMINISTRATION OF THE PLAN.

           (a) The Plan shall be administered by a stock option committee (herein called the "Committee") consisting of not less than two Directors, all of whom shall be Non-Employee Directors; provided, however, that if no Committee is appointed, the Board may administer the Plan. The Committee shall have all of the powers of the Board with respect to the Plan. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board, and any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

           (b) The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of the Plan. The determinations and the interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive.

           (c) Any and all decisions or determinations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting or (ii) without a meeting by the unanimous written approval of the members of the Committee.

      13.  INTERPRETATION.

                (a) If any provision of the Plan should be held invalid for any reason, such holding shall not affect the remaining provisions hereof, but instead the Plan shall be construed and enforced as if such provision had never been included in the Plan.

                (b) This Plan shall be governed by the laws of the State of Delaware.

                (c) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

                (d) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

                (e) This Plan is intended to meet the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") in order to provide Directors and executive officers of the Company with certain exemptions from the application of Section 16(b) of the Exchange Act.

      14. Amendment and Termination of the Plan. The Committee may from time to time amend or terminate the Plan or any Option consistent with the Plan; provided, however, that (except to the extent provided in Section 9) no such amendment may, without approval by the stockholders of the Company,
      (a) increase the number of Shares reserved for Options, (b) change the requirements for eligibility to receive Options, or (c) materially increase the benefits accruing to participants under the Plan; and provided, further, that (except to the extent provided in Section 8) no amendment or termination of the Plan or any Option issued hereunder shall substantially impair any Option previously granted to any Grantee without the consent of such Grantee.

      15. Effective Date and Termination Date. The effective date of this Plan shall be September 1, 1995, provided that the Plan is approved by the Company's stockholders at the 1995 annual meeting, and the Plan shall terminate on the 10th anniversary of the effective date. After such termination date, no Options may be granted hereunder; provided, however, that Options outstanding at such date may be exercised pursuant to their terms.

      Dated as of the                          BCT INTERNATIONAL, INC.
      1st day of September, 1995
                                               By: /s/ William A. Wilkerson
                                                   William A. Wilkerson,
                                                   Chairman and
                                                   Chief Executive Officer

                           BCT INTERNATIONAL, INC.

                PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
            1998 ANNUAL MEETING OF STOCKHOLDERS ON AUGUST 12,1998

        The undersigned hereby appoints William A. Wilkerson and Michael R. Hull proxies with power of substitution to vote at the Annual Meeting (including adjournments) of Stockholders of BCT INTERNATIONAL, INC., to be held August 12, 1998, with all powers the undersigned would possess if personally present as specified on the ballot hereon on the election of directors, on the proposals set forth, and in accordance with their discretion, on any other business that may come before the meeting, and revokes all proxies previously given by the undersigned with respect to the shares covered hereby. A majority (or, if only one, then that one) of the proxies or their substitutes acting at the meeting may exercise all powers hereby conferred.

                        (continued on the reverse side)
                        -------------------------------



                             FOLD AND DETACH HERE


DEAR BCT INTERNATIONAL, INC. STOCKHOLDER:

The 1998 Annual Meeting of Stockholders of BCT International, Inc. will be held at 10:30 a.m. on Wednesday, August 12, 1998, at the Ritz Carlton, 4375 Admiralty Way, Marina Del Rey, California. You are invited to attend. It is important to ensure that your shares be represented at the meeting whether or not you plan personally to attend. We urge you to promptly complete, sign, date, and return the enclosed proxy in the enclosed envelope. If you attend the meeting, you may revoke your proxy and vote in person by giving notice to the Secretary in writing before the proxy is voted.


Sincerely,

William A. Wilkerson
Chairman of the Board
BCT International, Inc.

                                                Please mark
                                                your vote as    [X]
                                                indicated in
                                                this example



I. ELECTION OF CLASS III DIRECTORS
   NOMINEES: Henry A. Johnson and Peter Gaughn

    FOR all nominees            WITHHOLD
    listed (except as           AUTHORITY
    withheld in the             (to vote for all
    space to right)             nominees listed).

        [ ]                         [ ]


INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

------------------------------------------------------

II. APPROVE SELECTION OF INDEPENDENT AUDITORS             WITHHOLD
    The Board of Directors recommends a vote       FOR    AUTHORITY    ABSTAIN
    FOR the proposal to select
    PricewaterhouseCoopers LLP as the              [ ]      [ ]          [ ]
    independent auditors for the Corporation for the fiscal year ending February 28, 1999.

III. AMENDMENT TO 1995 STOCK OPTION PLAN                  WITHHOLD
     The Board of Directors recommends a           FOR    AUTHORITY    ABSTAIN
     vote FOR the proposal to amend the
     Company's 1995 Stock Option Plan,             [ ]      [ ]          [ ]
     primarily to increase the number of
     shares for which options may be granted
     under the plan from 250,000 to 500,000.


This proxy when properly executed will be voted in the manner directed herein by the Stockholder.
If no contrary specification is made, this proxy will be voted FOR the election of the nominees of the Board of Directors and FOR the proposal set forth above and in the appointed proxies' discretion upon such other business as may properly come before the meeting.

Please date, sign as your name appears to left, and return this proxy in the enclosed envelope, whether or not you expect to attend the meeting. You may nevertheless vote in person if you do attend.

Date:________________________________________, 1998

PLEASE
SIGN
HERE:______________________________________________
(Executors, administrators, trustees, custodians, etc., should indicate capacity in which signing. When stock is held in the names of more than one person each person should sign the proxy.)


                             FOLD AND DETACH HERE